BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund
(the “Fund”)

Supplement dated January 8, 2018 to the
Summary Prospectus, Prospectus and Statement of Additional Information
of the Fund, each dated August 28, 2017, as supplemented to date

Effective on or about the close of business on February 9, 2018, all of the issued and outstanding Investor B Shares of the Fund (the “Original Shares”) will be converted into Investor A Shares of the Fund (the “New Shares”) with the same relative aggregate net asset value as the Original Shares held immediately prior to the conversion. The New Shares currently have a lower total expense ratio and no distribution (12b-1) fees are payable by the Fund with respect to the New Shares. No sales load, fee, or other charge will be imposed on the conversion of these shares and, once converted, the New Shares will not be subject to the contingent deferred sales charge (if any) that would otherwise have been charged on the redemption of the Original Shares.

Please refer to the Fund’s Prospectus for more information on the New Shares.

The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Shareholders should retain this Supplement for future reference.

PR2SAI-SUMM-0118SUP